Exhibit 99.1

FOR IMMEDIATE RELEASE
ALPHA NATURAL RESOURCES PLANS TO RESTORE COMPLIANCE WITH NYSE MINIMUM SHARE PRICE LISTING STANDARD
BRISTOL, Va., April 17, 2015 — Alpha Natural Resources, Inc. (NYSE: ANR) (the “Company”), a leading U.S. coal supplier, announced today that the Company has been notified by the New York Stock Exchange (the “NYSE”) that its common stock does not currently satisfy one of the NYSE’s standards for continued listing and trading on the exchange. The NYSE requires that the average closing price of a listed company’s common stock be at least $1.00 per share over any period of 30 consecutive trading days. As of April 13, 2015, the average closing price per share of the Company’s common stock over the preceding 30 trading-day period was $0.99.
In response, as required by the NYSE’s rules, the Company plans to notify the NYSE of its intent to cure the deficiency and restore its compliance, and it will submit a plan outlining the actions it intends to take to do so. Under the NYSE’s rules, the Company has six months to regain compliance with the listing standards. The Company’s common stock will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with other continued listing standards.
The deficiency does not affect the Company’s business operations or its Securities and Exchange Commission reporting requirements.
About Alpha Natural Resources
Alpha Natural Resources is one of the largest and most regionally diversified coal suppliers in the United States. With affiliate mining operations in Virginia, West Virginia, Kentucky, Pennsylvania and Wyoming, Alpha supplies metallurgical coal to the steel industry and thermal coal to generate power to customers on five continents. Consistent with its Running Right process, Alpha is committed to being a leader in mine safety and an environmental steward in the communities where its affiliates operate. For more information, visit Alpha's website (www.alphanr.com).
Forward Looking Statements
This news release includes forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Alpha’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Alpha’s control. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our liquidity, results of operations and financial condition;

•	sustained depressed levels or further declines in coal prices;

•	worldwide market demand for coal, electricity and steel, including demand for U.S. coal exports;

•	utilities switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate;

•	reductions or increases in customer coal inventories and the timing of those changes;

•	our production capabilities and costs;

•	inherent risks of coal mining beyond our control, and our ability to utilize our coal assets fully and replace reserves as they are depleted;

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changes in environmental laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers' coal usage, including potential climate change initiatives;

•	changes in safety and health laws and regulations and their implementation, and the ability to comply with those changes;

•	competition in coal markets;

•	future legislation, regulatory and court decisions and changes in regulations, governmental policies or taxes or changes in interpretation thereof;

•	global economic, capital market or political conditions, including a prolonged economic downturn in the markets in which we operate and disruptions in worldwide financial markets;

•	the outcome of pending or potential litigation or governmental investigations;

•	our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines;

•	changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed contract terms;

•	our ability to obtain, maintain or renew any necessary permits or rights, and our ability to mine properties due to defects in title on leasehold interests;

•	attracting and retaining key personnel and other employee workforce factors, such as labor relations;

•	the geological characteristics of the Powder River Basin, Central and Northern Appalachian coal reserves;

•	funding for and changes in postretirement benefit obligations, pension obligations, including multi-employer pension plans, and federal and state black lung obligations;

•	cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters;

•	increased costs and obligations potentially arising from the Patient Protection and Affordable Care Act;

•	reclamation and mine closure obligations;

•	our assumptions concerning economically recoverable coal reserve estimates;

•	our ability to negotiate new United Mine Workers of America ("UMWA") wage agreements on terms acceptable to us, increased unionization of our workforce in the future, and any strikes by our workforce;

•	disruptions in delivery or changes in pricing from third party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives and tires;

•	inflationary pressures on supplies and labor and significant or rapid increases in commodity prices;

•	railroad, barge, truck and other transportation availability, performance and costs;

•	disruption in third party coal supplies;

•	our ability to integrate successfully operations that we may acquire or develop in the future, or the risk that any such integration could be more difficult, time-consuming or costly than expected;

•	the consummation of financing or refinancing transactions, acquisitions or dispositions and the related effects on our business and financial position;

•	indemnification of certain obligations not being met;

•	long-lived asset impairment charges;

•	fair value of derivative instruments not accounted for as hedges that are being marked to market;

•	our substantial indebtedness and potential future indebtedness;

•	restrictive covenants and other terms in our secured credit facility and the indentures governing our outstanding debt securities;

•	our ability to obtain or renew surety bonds on acceptable terms or maintain self-bonding status;

•	certain terms of our outstanding debt securities, including conversions of some of our convertible senior debt securities, that may adversely impact our liquidity;

•	our ability to satisfy listing requirements for our equity securities; and

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other factors, including the other factors discussed in the "Management's Discussion and Analysis of Financial Condition and Results of Operations", and "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2014.

These and other risks and uncertainties are discussed in greater detail in Alpha’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed with the Securities and Exchange Commission.  Forward-looking statements in this news release or elsewhere speak only as of the date made.  New uncertainties and risks arise from time to time, and it is impossible for Alpha to predict these events or how they may affect the Company.  Alpha has no duty to, and does not intend to, update or revise the forward-looking statements in this news release after the date it is issued.  In light of these risks and uncertainties, investors should keep in mind that the results, events or developments disclosed in any forward-looking statement made in this news release may not occur.

Investor Contact
Alex Rotonen, CFA
Vice President, Investor Relations
276-739-4144
arotonen@alphanr.com

Media Contact
Steve Hawkins
Director, Media Relations
276-285-2037
shawkins@alphanr.com

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